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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 14, 2001



                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                       1-5231                  36-2361282
(State of Incorporation)          (Commission File No.)       (IRS Employer
                                                             Identification No.)


                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)



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Item 5. Other Events
--------------------

On December 14, 2001 McDonald's Corporation (the "Company") issued a press release announcing the Company's fourth quarter 2001 update. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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         (c) Exhibit:

             99 Press Release dated December 14, 2001--McDonald's Fourth Quarter 2001 Update


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      McDONALD'S CORPORATION

                                      (Registrant)


Date:   December 17, 2001             By: Gloria Santona
                                          ---------------------------------
                                          Gloria Santona
                                          Senior Vice President,
                                          General Counsel and Secretary

                                  Exhibit Index

Exhibit No.
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99       News Release of McDonald's Corporation issued December 14, 2001:
         McDonald's Fourth Quarter 2001 Update

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